                             LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
           (Including the Associated Preferred Share Purchase Rights)
                                       of
                      STATE FINANCIAL SERVICES CORPORATION
            Pursuant to the Offer to Purchase Dated November 1, 2002

 OUR OFFER, THE PRORATION PERIOD AND YOUR RIGHT TO WITHDRAW WILL EXPIRE AT 5:00
                                      P.M.
(NEW YORK CITY TIME) ON FRIDAY, DECEMBER 6, 2002, UNLESS OUR OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

           By Mail:                      By Facsimile Transmission:          By Hand and Overnight Delivery:

   American Stock Transfer &                   (718) 234-5001                   American Stock Transfer &
         Trust Company                                                                Trust Company
         P.O. Box 2042           Confirm Receipt of Facsimile by Telephone:          59 Maiden Lane
    New York, NY 10272-2042                                                        New York, NY 10038
       Attn: Reorg. Dept                       (212) 936-5100

     If you require additional information, please call American Stock Transfer & Trust Company at (800) 937-5449.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

                                 DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------------------
                                                                             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      SHARE CERTIFICATE(S) AND SHARES TENDERED                       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)
       (ATTACH ADDITIONAL LIST, IF NECESSARY)                                               ON SHARE CERTIFICATE(S) TENDERED
----------------------------------------------------- ----------------------------------------------------------------------
                    TOTAL NUMBER
                      OF SHARES
     SHARE           REPRESENTED        NUMBER OF
  CERTIFICATE         BY SHARE            SHARES
   NUMBER(S)*      CERTIFICATE(S)*      TENDERED**
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
  TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by shareholders delivering Shares by book-entry transfer.
 ** If you desire to tender fewer than all Shares evidenced by any Share
    Certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------

 [ ] Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen. See Instruction 13.
   Number of Shares represented by lost, destroyed or stolen certificates:
   ----------------------

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by shareholders only if (i) certificates evidencing Shares (as defined below) are to be forwarded herewith; or (ii) if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in Section 4 of the Offer to Purchase (as defined below).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     Your attention is directed in particular to the following:

     1. If you want to retain your Shares, you do not need to take any action.

     2. If you want to participate in the Offer and wish to maximize the chance of having the Company accept for exchange all the Shares you are tendering hereby, you should check the box marked "Shares Tendered at Price Determined by Dutch Auction" below and complete the other portions of this Letter of Transmittal as appropriate.

     3. If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned "Price (In Dollars) Per Share At Which Shares Are Being Tendered" below and complete the other portions of this Letter of Transmittal as appropriate.

     Shareholders whose certificates evidencing Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.
               THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY

  [ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
      DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution: -----------------------------------------
     Account Number: --------------------------------------------------------
     Transaction Code Number: -----------------------------------------------

  [ ] CHECK HERE IF CERTIFICATES FOR SHARES ARE BEING DELIVERED PURSUANT TO A
      NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.
     Name(s) of Registered Holder(s): ---------------------------------------
     Window Ticket Number (if any): -----------------------------------------
     Date of Execution of Notice of Guaranteed Delivery: -------------------- Name of Institution which Guaranteed Delivery: ------------------------- Account Number if Delivered by Book-Entry Transfer: --------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to State Financial Services Corporation, a Wisconsin corporation (the "Company"), the above-described shares of its common stock, par value $.10 per share (the "Shares"), including the associated preferred share purchase rights, pursuant to the Company's offer to purchase 700,000 outstanding Shares, at a price not greater than $16.50 nor less than $14.00 per Share (the "Purchase Price"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 1, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). All shares tendered and purchased will include the associated preferred share purchase rights issued pursuant to the Rights Agreement, dated as of July 27, 1999, between State Financial Services Corporation and American Stock Transfer & Trust Company, as rights agent, and, unless the context otherwise requires, all references to Shares include the associated preferred share purchase rights.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after December 6, 2002 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility (as described in Section 4 of the Offer to Purchase), together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

          (ii) present such Shares and all Distributions for transfer on the books of the Company; and

          (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of the Company as the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Company (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that the Company accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Company will, with respect to the Shares for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Company reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Company's acceptance for payment of such Shares, the Company must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that if when and to the extent that such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the

Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Company in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended; and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and conditions of the Offer.

     The undersigned understands that the Company will determine a single per Share price (not greater than $16.50 nor less than $14.00 per Share) net to the seller in cash, without interest (the "Purchase Price"), that it will pay for Shares validly tendered and not properly withdrawn on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) pursuant to the Offer taking into account the number of Shares so tendered and the price specified by tendering shareholders. The undersigned understands that the Company will select the Purchase Price that will allow it to purchase 700,000 Shares (or such lesser number of Shares as are validly tendered and not properly withdrawn at or prior to the Expiration Date at prices not greater than $16.50 nor less than $14.00 per Share) pursuant to the Offer.

     The undersigned understands that all Shares validly tendered and not properly withdrawn on or prior to the Expiration Date at or below the Purchase Price will be purchased at the Purchase Price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including its proration, conditional tender and odd lots provisions, and that the Company will return all other Shares, including Shares tendered and not properly withdrawn at prices greater than the Purchase Price and Shares not purchased because of proration.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the purchase price for tendered Shares regardless of an extension of the Offer or any delay in making such payment. In any such event, the undersigned understands that Share Certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Share Certificate(s) for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by the Share Certificate(s) or tendered by the book-entry transfer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificate(s) to, the person(s) so indicated. The undersigned recognizes that the Company does not have an obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Company does not purchase any of the Shares tendered hereby.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 6)



                               CHECK ONLY ONE BOX



  IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED (EXCEPT AS OTHERWISE
                                    PROVIDED
                HEREIN), THERE IS NOT A VALID TENDER OF SHARES.



              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] I want to maximize the chance of having State Financial Services Corporation purchase all of the Shares I am tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE SELECTION BOXES BELOW, I hereby tender my Shares at the Purchase Price resulting from the Dutch Auction tender process. I acknowledge that this action will result in me receiving a price per Share that could be as low as $14.00 or as high as $16.50.



                                       OR




                SHARES TENDERED AT PRICE SELECTED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, I hereby tender Shares at the price checked. I acknowledge that this action could result in none of the Shares being purchased if the Purchase Price for Shares is less than the price checked. (Shareholders who wish to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)

[ ]  $14.00            [ ]   $14.75            [ ]   $15.50            [ ]   $16.25
[ ]  $14.25            [ ]   $15.00            [ ]   $15.75            [ ]   $16.50
[ ]  $14.50            [ ]   $15.25            [ ]   $16.00

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

A tendering shareholder may condition his or her tender of Shares upon the Company purchasing a specified minimum number of the Shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of Shares indicated below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering shareholder's responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

[ ] Check here and complete the following if your tender is conditional on the Company purchasing all or a minimum number of your tendered Shares.

Minimum number of Shares that must be purchased if any are purchased is: _____ Shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares.

[ ] The tendered Shares represent all Shares held by the undersigned.

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

     To be completed only if the Shares are being tendered by or on behalf of a person owning beneficially or of record, as of the close of business on November 1, 2002 and who continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

     [ ] was the beneficial or record owner of, as of the close of business on November 1, 2002, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

     [ ] is a broker dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on November 1, 2002, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

     In addition, the undersigned is tendering the Odd Lot Shares either (check one box):

     [ ] at the Purchase Price, as determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share above); or

     [ ] at the price per Share indicated above under "Price (In Dollars) Per
         Share At Which Shares Are Being Tendered" in this Letter of
         Transmittal.

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED.

                          SPECIAL PAYMENT INSTRUCTIONS
                   (SEE INSTRUCTIONS 1, 5, 7, 11, 16 AND 17)
To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue: [ ] Check to:     [ ] Share Certificate(s) to:

Name(s) ------------------------------------------------------------------------
                                 (Please Print)

Address ------------------------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                                   (Zip Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)
                   (See Substitute Form W-9 attached hereto)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 7 AND 11)
To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Issue: [ ] Check to:     [ ] Share Certificate(s) to:

Name(s) ------------------------------------------------------------------------
                                    (Print)

Address ------------------------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                                   (Zip Code)

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
           (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X -----------------------------------------------------------------

X -----------------------------------------------------------------
                         Signature(s) of Shareholder(s)

Dated: ------------------------- , 2002

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Shares Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s): -----------------------------------------------------------------
                                 (Please Print)

Capacity (full title): -------------------------------------------------------

Address: ----------------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                                   (Zip Code)

Area Code and Telephone No.: ------------------------------------

Tax Identification or Social Security No.: ------------------------------------
                                   (See Instructions 16 and 17)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: ------------------------------------------------------------

Authorized Signature: ----------------------------------------------------

Name: --------------------------------------------------------------------
                                 (Please Print)

Title: -------------------------------------------------------------------

Address: -----------------------------------------------------------------
                               (Include zip code)

Area Code and Telephone Number: ------------------------------------------

Dated: ------------------------------------------------------------ , 2002

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                 PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"). No signature guarantee is required if:

          (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in a Book-Entry Transfer Facility system whose name appears on a security position listing as the owner of the Shares) tendered hereby and such registered holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof; or

          (ii) such Shares are tendered for the account of an Eligible Institution.

     In all other cases, including any case in which the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

     2. Delivery of the Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used if either Share Certificates are to be forwarded herewith or Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 4 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, together in each case with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and
(iii) the Share Certificates, representing all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal for (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three (3) Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 4 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as specifically provided in the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided under "Description of Shares Tendered" is inadequate, you should list the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered on a separate schedule and attach it hereto.

     4. Partial Tenders. This instruction is not applicable to shareholders who tender by book-entry transfer. If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box captioned "Description of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificate(s) delivered to the Depositary will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

          (i) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) evidencing such Shares without alteration, enlargement or any other change whatsoever.

          (ii) If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

          (iii) If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Share.

          (iv) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing the Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          (v) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          (vi) If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity for the registered holder, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     6. Indication of Price At Which Shares are Being Tendered. In order for Shares to be properly tendered, the shareholder MUST check either:

          (i) the box indicating the price per Share at which he or she is tendering Shares; or

          (ii) the box tendering the Shares at the price resulting from the Dutch Auction tender process;

in either case under the caption "Price (In Dollars) At Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NOT A VALID TENDER OF SHARES. Shareholders wishing to tender portions of their Shares at different prices must complete a separate Letter of Transmittal (and, if applicable, a separate Notice of Guaranteed Delivery) for each price at which they wish to tender each portion of their Shares. The same Shares cannot be tendered at more than one price unless previously withdrawn as provided in Section 5 of the Offer to Purchase. In addition, for Odd Lot Holders (as defined in Section 1 of the Offer to Purchase) to receive the preference described in Section 1 of the Offer to Purchase the box captioned "Odd Lots" must be completed.

     7. Stock Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered at or below the Purchase Price on or prior to the Expiration Date and not properly withdrawn, the Shares that are purchased first will consist of all Shares tendered at or below the applicable Purchase Price by any shareholder who owned of record or beneficially an aggregate of fewer than 100 Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. Conditional Tenders. As described in Section 6 of the Offer to Purchase, shareholders may condition their tenders of Shares on all or a minimum number of their tendered Shares being purchased. If the Company is to purchase less than all Shares tendered on or prior to the Expiration Date and not properly withdrawn, the Depositary will perform a preliminary proration of the Shares and any Shares tendered at or below the Purchase Price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if the conditionally tendered Shares are subsequently selected by random lot for purchase subject to Section 6 of the Offer to Purchase. ALTHOUGH SHAREHOLDERS WHO TENDER ONLY A PORTION OF THEIR SHARES ARE PERMITTED TO MAKE CONDITIONAL TENDERS, CONDITIONAL TENDERS WILL BE SELECTED BY LOT FOR REINSTATEMENT ONLY FROM SHAREHOLDERS WHO TENDER ALL OF THEIR SHARES. All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available primarily so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of the Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to determine the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment. We encourage each shareholder to consult his or her own tax advisor.

     10. Order of Purchase in the Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares tendered. If a tendering shareholder does not designate an order and fewer than all Shares tendered are purchased due to proration, Shares will be selected in the order in which they are listed in the box entitled "Description of Shares Tendered." If for any reason the order is not clearly specified, Shares will be selected by the Depositary.

     11. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of

Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" set forth herein, the appropriate boxes set forth on this Letter of Transmittal must be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

     12. Waiver of Conditions. The conditions to the Offer may be waived by the Company in whole or in part at any time and from time to time in its sole discretion.

     13. Lost Certificates. If any Share Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares represented by the Share Certificate(s) so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed. Please allow sufficient time to complete these procedures.

     14. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid thereof and the validity, form, eligibility (including time or receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular shareholder, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     15. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth herein. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     16. Backup Withholding. If you are a U.S. shareholder, you must provide the Depositary with a properly completed and executed Substitute Form W-9 that is included with this Letter of Transmittal. If you are a non-U.S. shareholder, you must provide the Depositary with a properly completed and executed Form W-8BEN. If you do not provide the Depositary with either a properly completed and executed Substitute Form W-9 or a properly completed and executed Form W-8BEN, as appropriate, you may be subject to backup withholding of 30% of the gross proceeds paid to you pursuant to the offer.

     17. Substitute Form W-9. If a shareholder is required to provide the Depositary with a Substitute Form W-9 pursuant to Instruction 16, such shareholder shall provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to back-up withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 30% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part III of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part III and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, the Depositary may be required to backup withhold 30% of any payments made to certain shareholders pursuant to the offer. To avoid such backup withholding, each U.S. tendering shareholder must provide the Depositary with such shareholder's correct TIN and certify that such shareholder is not subject to backup withholding by completing the Substitute Form W-9 below. If such shareholder is an individual, the TIN is the individual's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

     Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8BEN can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a U.S. shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN); and
(ii) that (a) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends; or (b) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY IN COMPLETING SUBSTITUTE FORM W-9

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part III and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

          ALL TENDERING U.S. SHAREHOLDERS MUST COMPLETE THE FOLLOWING:

                            PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
                                     PART I -- Taxpayer Identification                    PART III --
  SUBSTITUTE                         Number -- For all accounts, enter your
  FORM W-9                           taxpayer identification number in Part     ----------------------------
  DEPARTMENT OF THE TREASURY         III. (For most individuals, this is your      Social Security Number
  INTERNAL REVENUE SERVICE           social security number. If you do not
                                     have a number, see Obtaining a Number in                or
                                     the enclosed Guidelines and complete as
                                     instructed.) Certify by signing and        ----------------------------
                                     dating below. Note: If the account is in        Employee ID Number
                                     more than one name, see the chart in the  (If awaiting TIN write "Applied
                                     enclosed Guidelines to determine which                 For")
                                     number to give the payor.
                                   ---------------------------------------------------------------------------
  PAYER'S REQUEST FOR TAXPAYER       PART II -- For Payees exempt from backup withholding, see the enclosed
  IDENTIFICATION NUMBER ("TIN")      Guidelines and complete as instructed therein.
--------------------------------------------------------------------------------------------------------------

   CERTIFICATION -- Under penalties of perjury, I certify that:

   (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

   (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

   CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

  SIGNATURE ________________________________                   Date ______________________________

--------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the Offer. Please review the enclosed guidelines for certification of taxpayer identification number on substitute form W-9 for additional details.

       You must complete the following certificate if you are awaiting (or will soon apply for) a taxpayer identification number.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or
(ii) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within 60 days, 30% of all reportable payments made to me thereafter may be withheld.

SIGNATURE ________________________________                     DATE ______________________________

     Any questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and related materials may be directed to the Information Agent at its address and telephone number set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 848-3402

                                November 1, 2002

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof (together with Share Certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery, must be received by the Depositary prior to 5:00 P.M., New York City Time, on the Expiration Date.